Exhibit 32
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
                 PRESIDENT AND CHIEF FINANCIAL OFFICER (ACTING)
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Douglas Mitchell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Simtek Corporation on Form 10-QSB for the three month period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Simtek Corporation.



/s/Douglas Mitchell
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Douglas Mitchell
Chief Executive Officer, President and
Chief Financial Officer (acting)
August 5, 2004